                                                                    EXHIBIT 4.01

                NUMBER                                           SHARES

  DPS


             COMMON STOCK                                     PAR VALUE $.01
                                   ATMI, INC.



   THIS CERTIFICATE IS TRANSFERABLE IN                       SEE REVERSE FOR
BOSTON, MASSACHUSETTS OR  NEW YORK, NEW YORK               CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                      CUSIP

THIS CERTIFIES THAT



is the owner of

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


ATMI, INC. transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar
  WITNESS the corporate seal of the Corporation and the signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK
Dated:

  COUNTERSIGNED AND REGISTERED:          [SEAL]
         BankBoston, N.A.                                        PRESIDENT
           TRANSFER AGENT AND REGISTRAR

  BY

           AUTHORIZED SIGNATURE                                  TREASURER
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                                   ATMI, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with
            right of survivorship
            and not as tenants in
            common


UNIF GIFT MIN ACT -_______________Custodian ______________
                       (Cust)                   (Minor)
                 under Uniform Gifts to Minors
                 Act______________________________________
                                 (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------------

 -------------------------------------------



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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------

                                                                        shares
- ------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      --------------------


                              ------------------------------------------------
NOTICE:                       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                  CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


- ------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.